UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 27, 2026
HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hormel Place, Austin, Minnesota	55912-3680
(Address of principal executive offices)	(Zip Code)

(507) 437-5611
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2026 Equity and Incentive Compensation Plan

On January 27, 2026, Hormel Foods Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Hormel Foods Corporation 2026 Equity and Incentive Compensation Plan (the “2026 Plan”), which succeeds the Hormel Foods Corporation 2018 Incentive Compensation Plan (the “2018 Plan”). On December 15, 2025, upon the recommendation of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”), the Board unanimously approved and adopted, subject to the approval of the Company’s stockholders at the Annual Meeting, the 2026 Plan to succeed the 2018 Plan. Upon stockholder approval at the Annual Meeting, the 2026 Plan became effective as of January 27, 2026.

In general, the 2026 Plan will be administered by the Committee, and will enable the Committee to provide equity-based or cash-based compensation, including in the form of stock options, appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash incentive awards and certain other awards based on or related to shares of the Company’s common stock. The purpose of these awards is to attract and retain the Company’s employees, officers, consultants, and non-employee directors, and to provide such persons with incentives and rewards for service or performance. The 2026 Plan permits the Committee to make certain performance-based awards to participants under the 2026 Plan, which awards will be earned based on the achievement of certain management objectives, all as further described in the 2026 Plan.

Subject to adjustment as described in the 2026 Plan, and subject to the 2026 Plan’s share counting rules, as of January 27, 2026, 21,951,785 shares of common stock, par value $0.01465 per share (consisting of 18,000,000 new shares approved for issuance at the Annual Meeting, plus 3,951,785 shares that remained available for issuance under the 2018 Plan), are available for awards granted under the 2026 Plan. Shares underlying certain awards under the 2026 Plan and certain awards under the 2018 Plan that are cancelled or forfeited, expire, are settled for cash, or are unearned, will again be available under the 2026 Plan.

The 2026 Plan also provides that, subject to adjustment as described in the 2026 Plan, the aggregate number of shares actually issued or transferred upon the exercise of incentive stock options will not exceed 18,000,000 shares, and non-employee Board members will not be granted more than $800,000 in compensation for such service in any one calendar year, determined as described in the Plan. The Board generally will be able to amend the Plan, in certain circumstances as described in the Plan.

Further description of the principal features of the 2026 Plan is included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 17, 2025, under the heading “Item 4 – Approval of the Hormel Foods Corporation 2026 Equity and Incentive Compensation Plan.”

These descriptions of the 2026 Plan do not purport to be complete, and are qualified in their entirety by the full text of the 2026 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Also attached hereto as Exhibits 10.2, 10.3, and 10.4 are forms of restricted stock unit, stock option, and restricted stock award agreements, respectively, to be used in connection with grants pursuant to the 2026 Plan.

Adoption of Executive Severance Plan

On January 27, 2026, upon the recommendation of the Committee, the Board unanimously approved and adopted, effective as of January 31, 2026, the Hormel Foods Corporation Executive Severance Plan (the “Severance Plan”). The Severance Plan, without duplicating any other severance protections that may be available to an individual, applies to separations that occur on and after January 31, 2026. It provides for the payment of certain severance benefits to certain of the Company’s officers, as identified by the Committee, in the event of an involuntary termination of employment by the Company without “cause” or by the participant for “good reason” (in each case as described in the Severance Plan). These benefits include:

•cash severance equal to (i) the sum of base salary plus target annual bonus, multiplied by (ii) a severance factor (as designated by the Committee), paid in equal installments in accordance with the Company’s payroll practices over a period of years equal to the participant’s severance factor;

•a lump sum payment equal to monthly estimated COBRA premiums for a number of months equal to (i) 12, multiplied by (ii) the participant’s severance factor;

•a pro-rated bonus for the fiscal year in which the participant’s termination of employment occurs, pro-rated based on actual performance for the full fiscal year; and

•accelerated, pro-rata vesting of outstanding and unvested restricted stock unit awards held by the participant, pro-rated based on the number of days in the vesting period for such award that have elapsed as of the participant’s date of termination.

The Company’s obligation to provide these benefits is generally conditioned on the participant’s satisfaction of certain conditions, including the execution and non-revocation of a customary release of claims in favor of the Company.

The Severance Plan may be amended or terminated at any time, provided that any amendment or termination that would be adverse to a participant requires the participant’s consent, unless the Company provides four months’ advance written notice.

As of the date of this Current Report on Form 8-K, the Company’s then-serving named executive officers (other than Messrs. Ettinger and Ghingo, as described below) and certain other senior executives (as designated by the Committee from time to time) have been designated to participate in the Severance Plan. The severance factor applicable to the role of Chief Executive Officer is currently 2.0, and the severance factor applicable to all other participants is currently 1.0. However, the Severance Plan does not apply to individuals who are parties to agreements with the Company that provide individual severance protections with substantially comparable benefits to those provided by the Severance Plan. Because Jeffrey M. Ettinger (the Company’s Interim Chief Executive Officer) and John F. Ghingo (the Company’s President) are currently parties to individual employment agreements with the Company that set forth the terms of their severance protections, the Severance Plan will not apply to Messrs. Ettinger and Ghingo during the term of their current employment agreements.

The foregoing description of the Severance Plan does not purport to be complete, and is qualified in its entirety by the full text of the Severance Plan, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on January 27, 2026. At the Annual Meeting, the Company’s stockholders voted on the four proposals described below.

The final voting results, including the votes used to determine the results for each proposal under the applicable approval standard (as indicated by the borders), are set forth below.

1.The stockholders elected all twelve of the Company’s nominees for director to serve until their terms expire at the Company’s 2027 annual meeting of stockholders or until their successors are duly elected and qualified:

	FOR		AGAINST
DIRECTOR:	Shares	%	Shares	%	ABSTAIN	BROKER NON-VOTE
D. Scott Aakre	456,720,375	98.4%	7,418,587	1.6%	461,795	38,006,231
Gary C. Bhojwani	442,630,674	95.5%	21,074,441	4.5%	895,642	38,006,231
Jeffrey M. Ettinger	461,446,910	99.4%	2,738,018	0.6%	415,829	38,006,231
John F. Ghingo	455,882,228	98.3%	8,079,702	1.7%	638,827	38,006,231
Stephen M. Lacy	451,841,285	97.4%	12,070,532	2.6%	688,940	38,006,231
Elsa A. Murano, Ph.D.	453,439,884	97.8%	10,450,083	2.3%	710,790	38,006,231
William A. Newlands	434,673,102	93.7%	29,264,203	6.3%	663,452	38,006,231
Christopher J. Policinski	454,524,967	98.0%	9,515,955	2.1%	559,835	38,006,231
Debbra L. Schoneman	454,739,518	98.0%	9,132,870	2.0%	728,369	38,006,231
Sally J. Smith	453,952,497	97.8%	10,136,792	2.2%	511,468	38,006,231
Steven A. White	452,562,878	97.6%	11,351,423	2.5%	686,456	38,006,231
Michael P. Zechmeister	458,974,501	98.9%	5,005,078	1.1%	621,178	38,006,231

2.    The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 25, 2026:

FOR	Shares	489,509,320
	%	97.4%
AGAINST	Shares	12,559,931
	%	2.5%
ABSTAIN	Shares	537,737
	%	0.1%

3.    The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

FOR	Shares	439,276,932
	%	94.6%
AGAINST	Shares	24,227,832
	%	5.2%
ABSTAIN	Shares	1,095,993
	%	0.2%
BROKER NON-VOTE	Shares	38,006,231

4.     The stockholders approved the Hormel Foods Corporation 2026 Equity and Incentive Compensation Plan:

FOR	Shares	404,954,106
	%	87.2%
AGAINST	Shares	58,599,558
	%	12.6%
ABSTAIN	Shares	1,047,093
	%	0.2%
BROKER NON-VOTE	Shares	38,006,231

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Hormel Foods Corporation 2026 Equity and Incentive Compensation Plan
10.2	Form of Restricted Stock Unit Agreement
10.3	Form of Stock Option Agreement
10.4	Form of Restricted Stock Award Agreement
10.5	Hormel Foods Corporation Executive Severance Plan
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION

Dated: February 2, 2026	By:	/s/ Colleen Batcheler
Name: Colleen Batcheler
Title: Senior Vice President, External Affairs, General Counsel & Corporate Secretary